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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 1, 2005


                           PARK PLACE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2005, providing for the issuance of Asset-Backed Pass-Through Certificates, Series 2005 WHQ2)


                           PARK PLACE SECURITIES, INC.
                           ---------------------------

             (Exact name of registrant as specified in its charter)


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          Delaware                   333-121784-05              34-1993512
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                    Identification Number)

  1100 Town & Country Road, Suite 1100
           Orange, California                                    92868
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: 714-564-0660

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits

                  Financial Statements.

                        Not applicable.

                  Pro Forma Financial Information.

                        Not applicable.

                  Exhibits.


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               Item 601(a) of Regulation S-K
Exhibit No.    Exhibit No.                              Description
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                                                   Opinion and Consent of
1              5.1, 8.1, 23.1                      Thacher Proffitt & Wood LLP.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 11, 2005


                                             PARK PLACE SECURITIES, INC.


                                             By:    /s/ John P. Grazer
                                                --------------------------------
                                             Name:      John P. Grazer
                                             Title:     CFO


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                                  EXHIBIT INDEX

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               Item 601(a) of Regulation S-K
Exhibit No.    Exhibit No.                              Description
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                                                   Opinion and Consent of
1              5.1, 8.1, 23.1                      Counsel
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